Exhibit 31.4

CERTIFICATION PURSUANT TO RULE 13A-14(A)/15D-14(A)

I, John Rego, certify that:

1. I have reviewed Annual Report on Form 10-K/A (Amendment No. 1) of Telaria, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

March 25, 2020	/s/ John Rego
John Rego

Chief Financial Officer

(Principal Financial Officer)